United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-22098

(Investment Company Act File Number)

Federated Enhanced Treasury Income Fund

______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2015

Date of Reporting Period: Six months ended 05/31/15

Item 1. Reports to Stockholders

Semi-Annual Shareholder Report
May 31, 2015
Federated Enhanced Treasury Income Fund
Fund Established 2010

Not FDIC Insured • May Lose Value • No Bank Guarantee

Information Regarding Sources of Fund Distributions
Federated Enhanced Treasury Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (SEC) exemptive order and with the approval of the Fund's Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund will make monthly cash distributions approximating 2.5% of the Fund's prior month-end's net asset value on an annualized basis.
The amounts distributed per share are subject to change at the discretion of the Fund's Board. Under its Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the amount established by the Board, except for extraordinary distributions and potential distribution rate increases to enable the Fund to comply with the distribution requirements imposed by the Code.
Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Plan. The Fund's total return performance at net asset value is presented in its financial highlights table.
The Board may amend, suspend or terminate the Fund's Plan without prior notice if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Please refer to the Fund's prospectus for a more complete description of its risks.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.

Portfolio of Investments Summary Table (unaudited)
At May 31, 2015, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
U.S. Treasury Securities	99.4%
Investment Company	0.8%
Derivative Contracts for U.S. Treasury Securities[2]	(0.9)%
Other Assets and Liabilities—Net[3]	0.7%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Semi-Annual Shareholder Report

Portfolio of Investments
May 31, 2015 (unaudited)
Principal Amount or Shares			Value
		U.S. TREASURY—99.4%
$6,500,000		U.S. Treasury Inflation Protected Note, 0.125%, 4/15/2019	$6,647,401
5,000,000		U.S. Treasury Inflation Protected Note, 1.375%, 1/15/2020	5,861,669
2,000,000		United States Treasury Bond, 2.500%, 2/15/2045	1,839,375
5,500,000		United States Treasury Bond, 3.125%, 11/15/2041	5,758,930
5,500,000		United States Treasury Bond, 3.875%, 8/15/2040	6,510,625
10,000,000		United States Treasury Bond, 5.250%, 2/15/2029	13,361,794
10,000,000		United States Treasury Note, 0.500%, 6/30/2016	10,017,734
7,000,000		United States Treasury Note, 0.500%, 7/31/2016	7,012,141
3,000,000		United States Treasury Note, 0.875%, 5/15/2017	3,015,936
9,000,000		United States Treasury Note, 1.000%, 2/15/2018	9,030,714
7,500,000		United States Treasury Note, 1.000%, 6/30/2019	7,412,988
2,000,000		United States Treasury Note, 1.375%, 7/31/2018	2,022,031
9,000,000	[1]	United States Treasury Note, 1.500%, 7/31/2016	9,117,668
11,000,000		United States Treasury Note, 1.625%, 12/31/2019	11,097,539
2,000,000		United States Treasury Note, 1.750%, 5/31/2016	2,028,492
6,000,000		United States Treasury Note, 2.000%, 2/15/2025	5,930,910
12,000,000		United States Treasury Note, 2.625%, 8/15/2020	12,637,773
		TOTAL U.S. TREASURY (IDENTIFIED COST $119,780,298)	119,303,720
		INVESTMENT COMPANY—0.8%
985,113	[2,3]	Federated Government Obligations Fund, Institutional Shares, 0.01% (AT NET ASSET VALUE)	985,113
		TOTAL INVESTMENTS (IDENTIFIED COST $120,765,411)[4]	120,288,833
		OTHER ASSETS AND LIABILITIES - NET—(0.2)%[5]	(274,742)
		TOTAL NET ASSETS—100%	$120,014,091
Semi-Annual Shareholder Report

At May 31, 2015, the Fund had the following open futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
6U.S. Treasury Notes, 10-Year Short Futures	200	$25,537,500	September 2015	$(212,956)
6U.S. Treasury Notes, 2-Year Short Futures	75	$16,414,453	September 2015	$(24,780)
6U.S. Treasury Notes, 5-Year Long Futures	100	$11,972,656	September 2015	$43,475
6U.S. Treasury Ultra Bond Short Futures	20	$3,205,625	September 2015	$(36,921)
NET UNREALIZED DEPRECIATION ON FUTURES CONTRACTS				$(231,182)
At May 31, 2015, the Fund had the following outstanding written call option contracts:
Security	Expiration Date	Exercise Price	Contracts	Value
6U.S. Treasury Bonds 5-Year Short Calls on Futures	June 2015	$119	(400)	$(275,000)
6U.S. Treasury Bonds 10-Year Short Calls on Futures	June 2015	$127	(500)	$(535,156)
(PREMIUMS RECEIVED $598,885)				$(810,156)
Net Unrealized Depreciation on Futures Contracts and Value of Written Call Option Contracts is included in “Other Assets and Liabilities—Net.”
1	All or a portion of this security is pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding futures and written call option contracts.
2	Affiliated holding.
3	7-day net yield.
4	Also represents cost for federal tax purposes.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
6	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at May 31, 2015.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Semi-Annual Shareholder Report

The following is a summary of the inputs used, as of May 31, 2015, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
U.S. Treasury	$—	$119,303,720	$—	$119,303,720
Investment Company	985,113	—	—	985,113
TOTAL SECURITIES	$985,113	$119,303720	$—	$120,288,833
OTHER FINANCIAL INSTRUMENTS*	$(1,041,338)	$—	$—	$(1,041,338)
*	Other financial instruments include future contracts and written call option contracts
See Notes which are an integral part of the Financial Statements
Semi-Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 5/31/2015	Year Ended November 30,				Period Ended 11/30/2010[1]
		2014	2013	2012	2011
Net Asset Value, Beginning of Period	$14.28	$14.93	$15.96	$16.54	$18.03	$19.10
Income From Investment Operations:
Net investment income[2]	0.04	0.16	0.12	0.15	0.21	0.15
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(0.12)	(0.29)	(0.59)	0.10	(0.68)	(0.10)
TOTAL FROM INVESTMENT OPERATIONS	(0.08)	(0.13)	(0.47)	0.25	(0.47)	0.05
Offering costs	—	—	—	—	—	(0.04)
Less Distributions:
Distributions from net investment income	(0.04)[3]	(0.16)	(0.12)	(0.17)	(0.21)	(0.15)
Distributions from net realized gain on investments	(0.17)[3]	—	—	—	—	—
Return of capital[2]	—	(0.37)[4]	(0.55)[4]	(0.71)[4]	(0.81)[4]	(0.93)[4]
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(0.21)	(0.53)	(0.67)	(0.88)	(1.02)	(1.08)
Repurchase of Common Shares	0.00[5]	0.01	0.11	0.05	—	—
Net Asset Value, End of Period	$13.99	$14.28	$14.93	$15.96	$16.54	$18.03
Market Price, End of Period	$13.46	$13.25	$12.80	$14.37	$14.03	$16.67
Total Return at Net Asset Value[6]	(0.57)%	(0.87)%	(2.29)%	1.91%	(2.66)%	0.10%
Total Return at Market Price[7]	3.20%	7.64%	(6.45)%	8.82%	(10.12)%	(11.72)%
Ratios to Average Net Assets:
Net expenses	0.93%[8]	0.95%	1.05%	1.03%	1.00%	1.03%[8]
Net investment income	0.52%[8]	1.06%	0.76%	0.93%	1.20%	0.95%[8]
Expense waiver/reimbursement[9]	0.00%[8,10]	0.03%	0.08%	—	—	0.00%[8,10]
Supplemental Data:
Net assets, end of period (000 omitted)	$120,014	$122,728	$129,624	$147,676	$158,245	$172,558
Portfolio turnover	103%	147%	52%	31%	67%	156%
Semi-Annual Shareholder Report

1	Reflects operations for the period from January 29, 2010 (date of initial investment) to November 30, 2010.
2	Per share numbers have been calculated using the average shares method.
3	These distributions may be deemed a tax return of capital. Actual amounts and sources of distributions cannot be determined until fiscal year end.
4	Represents a return of capital for federal income tax purposes.
5	Represents less than $0.01.
6	Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable. Total Return for periods of less than one year are not annualized.
7	Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment.
8	Computed on an annualized basis.
9	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
10	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Semi-Annual Shareholder Report

Statement of Assets and Liabilities
May 31, 2015 (unaudited)
Assets:
Total investment in securities, at value including $985,113 of investment in an affiliated holding (Note 5) (identified cost $120,765,411)		$120,288,833
Income receivable		634,367
TOTAL ASSETS		120,923,200
Liabilities:
Written options outstanding, at value (premiums received $598,885)	$810,156
Payable for daily variation margin	67,343
Income distribution payable	496
Accrued expenses (Note 5)	31,113
TOTAL LIABILITIES		909,109
Net assets for 8,575,673 shares outstanding		$120,014,091
Net Assets Consists of:
Paid-in capital		$136,817,777
Net unrealized depreciation of investments, futures contracts and written options		(919,031)
Accumulated net realized loss on investments, futures contracts and written options		(15,888,448)
Undistributed net investment income		3,793
TOTAL NET ASSETS		$120,014,091
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$120,014,091 ÷ 8,575,673 shares outstanding, $0.01 par value, unlimited shares authorized		$13.99
See Notes which are an integral part of the Financial Statements
Semi-Annual Shareholder Report

Statement of Operations
Six Months Ended May 31, 2015 (unaudited)
Investment Income:
Interest		$876,570
Dividends received from an affiliated holding (Note 5)		68
TOTAL INCOME		876,638
Expenses:
Investment adviser fee (Note 5)	$363,450
Administrative fee (Note 5)	62,329
Custodian fees	6,486
Transfer agent fees	13,821
Directors'/Trustees' fees (Note 5)	3,874
Auditing fees	17,252
Legal fees	4,207
Portfolio accounting fees	55,045
Printing and postage	14,521
Miscellaneous (Note 5)	21,795
TOTAL EXPENSES	562,780
Reimbursement of investment adviser fee (Note 5)	(237)
Net expenses		562,543
Net investment income		314,095
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Options:
Net realized gain on investments		6,388,302
Net realized loss on futures contracts		(956,636)
Net realized loss on written options		(671,245)
Net change in unrealized appreciation of investments		(6,346,839)
Net change in unrealized depreciation of futures contracts		314,383
Net change in unrealized depreciation on written options		264,585
Net realized and unrealized loss on investments, futures contracts and written options		(1,007,450)
Change in net assets resulting from operations		$(693,355)
See Notes which are an integral part of the Financial Statements
Semi-Annual Shareholder Report

Statement of Changes in Net Assets
	Six Months Ended (unaudited) 5/31/2015	Year Ended 11/30/2014
Increase (Decrease) in Net Assets
Operations:
Net investment income	$314,095	$1,349,814
Net realized gain (loss) on investments, futures contracts and written options	4,760,421	(4,320,347)
Net change in unrealized appreciation/depreciation of investments, futures contracts and written options	(5,767,871)	1,807,435
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(693,355)	(1,163,098)
Distributions to Shareholders:
Distributions from net investment income	(306,386)[1]	(1,352,900)
Distributions from net realized gain on investments	(1,495,887)[1]	—
Return of capital	—	(3,197,821)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,802,273)	(4,550,721)
Share Transactions:
Cost of shares redeemed	(218,771)	(1,181,536)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(218,771)	(1,181,536)
Change in net assets	(2,714,399)	(6,895,355)
Net Assets:
Beginning of period	122,728,490	129,623,845
End of period (including undistributed (distributions in excess of) net investment income of $3,793 and $(3,916), respectively)	$120,014,091	$122,728,490
1	These distributions may be deemed a tax return of capital. Actual amounts and sources of distributions cannot be determined until fiscal year end.
See Notes which are an integral part of the Financial Statements
Semi-Annual Shareholder Report

Notes to Financial Statements
May 31, 2015 (unaudited)
1. ORGANIZATION
Federated Enhanced Treasury Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”) as a diversified, closed-end management investment company. Federated Investment Management Company (“Adviser”) is registered as a “commodity pool operator” with respect to its operation of the Fund. The Fund's investment objectives are to provide current income, with total return as a secondary objective.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium), unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Semi-Annual Shareholder Report

Fair Valuation Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Semi-Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Non-cash dividends included in dividend income, if any, are recorded at fair value. Distributions to shareholders are recorded on the ex-dividend date. Positive or negative inflation adjustments on Treasury Inflation-Protected Securities (TIPS) are included in interest income.
Beginning on March 1, 2015, the Fund declared and paid monthly distributions approximating 2.5% of the Fund's net asset value on an annualized basis. For the period from March 1, 2014 to February 28, 2015, the distribution rate approximated 3.5% of the Fund's net asset value on an annualized basis. For the other time periods reflected within the Statement of Changes in Net Assets, the Fund declared and paid monthly distributions approximating 4.0% of the Fund's net asset value on an annualized basis. GAAP requires that distributions in excess of tax basis earnings and profits be reported in these financial statements as a return of capital. Distributions in any year may include a substantial return of capital component. Actual amounts and sources of distributions cannot be determined until fiscal year end.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the six months ended May 31, 2015, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of May 31, 2015, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the state of Delaware.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Semi-Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's portfolio of investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $5,541,674 and $54,360,552, respectively. This is based on amounts held as of each month-end throughout the six-month fiscal period.
Option Contracts
The Fund buys or sells put and call options to increase yield and income. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
The following is a summary of the Fund's written option activity:
Contracts	Number of Contracts	Premium
Outstanding at November 30, 2014	855	$412,660
Contracts written	8,255	4,030,843
Contracts bought back	(8,210)	(3,844,618)
Outstanding at May 31, 2015	900	$598,885
Written option contracts outstanding at period end are listed after the Fund's portfolio of investments.
Semi-Annual Shareholder Report

The average notional value of written call option contracts held by the Fund throughout the fiscal period was $670,614. This is based on amounts held as of each month-end throughout the six-month fiscal period.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Liability
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Written options outstanding, at value	$810,156
Interest rate contracts	Payable for daily variation margin	$231,182*
TOTAL		$1,041,338
*	Includes cumulative depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Six Months Ended May 31, 2015
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Written Option Contracts	Total
Interest rate contracts	$(956,636)	$ (671,245)	$ (1,627,881)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Written Option Contracts	Total
Interest rate contracts	$314,383	$264,585	$578,968
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
Semi-Annual Shareholder Report

3. Common Shares
The following table summarizes share activity:
	Six Months Ended 5/31/2015	Year Ended 11/30/2014
Shares repurchased	(16,705)	(87,131)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(16,705)	(87,131)
4. FEDERAL TAX INFORMATION
At May 31, 2015, the cost of investments for federal tax purposes was $120,765,411. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) futures contracts; and (b) written call option contracts was $476,578. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $217,489 and net unrealized depreciation from investments for those securities having an excess of cost over value of $694,067.
At November 30, 2014, the Fund had a capital loss carryforward of $16,620,752 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$ 4,253,932	$5,151,479	$ 9,405,411
2018	$ 973,449	NA	$ 973,449
2019	$ 6,241,892	NA	$ 6,241,892
At November 30, 2014, for federal tax purposes, the Fund had $3,532,997 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual management fee, equal to 0.60% of the average daily value of the Fund's Managed Assets. For these purposes, “Managed Assets” means the total assets of the Fund (including assets attributable to any form of investment leverage that the Fund may in the future determine to utilize) minus the sum of accrued liabilities (other than debt representing financial leverage).
Semi-Annual Shareholder Report

In order to reduce Fund expenses, the Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses so that the total annual fund operating expenses paid by the Fund's Common Shares (after the waivers and/or reimbursements) will not exceed 1.05% (excluding acquired fund fees and expenses, if any). This contractual fee waiver will be in place for the first five years of the Fund's operations and may only be terminated or revised by the Trustees. For the six months ended May 31, 2015, the Adviser did not waive any of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS currently receives no compensation for providing administrative services to the Fund. The Fund has agreed to pay FAS an annual Administrative Service Charge of $125,000 for compliance and other services related to Commodity Futures Trading Commission Rule 4.5.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the six months ended May 31, 2015, the Adviser reimbursed $237. Transactions with the affiliated holding during the six months ended May 31, 2015, were as follows:
Federated Government Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2014	1,377,233
Purchases/Additions	15,629,232
Sales/Reductions	(16,021,352)
Balance of Shares Held 5/31/2015	985,113
Value	$985,113
Dividend Income	$68
Semi-Annual Shareholder Report

6. SHARE REPURCHASE PROGRAM
In February 2012, the Trustees authorized a share repurchase program that allowed the Fund to purchase up to 5% of its outstanding common shares over the 12-month period ending February 28, 2013 (based on shares outstanding as of December 31, 2011, or 478,446 shares). Repurchases are made when the Fund's shares are trading at less than net asset value and in accordance with procedures approved by the Trustees. The Fund completed its purchase of all of the 478,446 shares during the initial program period. In February 2013, February 2014 and again in February 2015, the Trustees authorized an extension of the share repurchase program. The 2014 and 2015 extensions allow the Fund to purchase up to 5% of its outstanding common shares over the 12-month periods ending February 28, 2015 (based on shares outstanding as of December 31, 2013 or 433,975 shares) and February 29, 2016 (based on shares outstanding as of December 31, 2014 or 429,618 shares), respectively. During the six months ended May 31, 2015, the Fund repurchased 16,705 common shares at an aggregate purchase price of $218,771 which reflects a weighted-average discount from net asset value per share of 7.83%. At May 31, 2015, 424,618 common shares remain available to be purchased under the current program extension authorized in February 2015.
7. Subsequent Event
On July 24, 2015, the Adviser announced that it is recommending to the Fund's Trustees that the Fund convert to an open-end mutual fund. The conversion, which would need to be approved by both the Fund's Trustees and shareholders, would be expected to be completed during the fourth quarter of 2015. The recommended conversion would likely be accomplished through a reorganization of the Fund into an open-end mutual fund newly created for that purpose. Shareholders of the Fund would become shareholders of the new open-end mutual fund and would be permitted to redeem their shares of the new open-end mutual fund at net asset value, subject to a one percent redemption fee for the first six months after the completion of the conversion. In addition, the Trustees of the new open-end fund would be able to liquidate the new open-end mutual fund in the future without shareholder approval if the Trustees determine that it would be in the best interests of shareholders to do so.
Management has evaluated subsequent events through the date the financial statements were issued and determined that no additional events have occurred that require disclosure.
Semi-Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2015
Federated Enhanced Treasury Income Fund
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2015 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees
Semi-Annual Shareholder Report

charged to institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Semi-Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other closed-end funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-fund products or services because it is believed that they are more relevant. For example, other closed-end funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
Semi-Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year and three-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, over the past two years, following discussions regarding the Senior Officer's recommendations, Federated made meaningful reductions to the contractual advisory fees for several Funds. At the Board meeting in May 2015, following previous recommendations of the Senior Officer, Federated proposed, and the Board approved, reductions in the contractual advisory fees of certain other Funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in
Semi-Annual Shareholder Report

allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Funds.
The Board also considered whether the Fund might benefit from “economies of scale” and noted that, as a “closed-end fund,” which has made an offering of a fixed number of common shares and (other than the issuance of preferred shares contemplated at the time of the Fund's initial public offering) has not made and does not expect to make additional offerings to raise more assets, the Fund is unlikely to grow materially in size and, as a consequence, there are no meaningful “economies of scale” to be realized from internal growth. Accordingly, the Board concluded that this was not a relevant consideration in its overall evaluation.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
Semi-Annual Shareholder Report

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Semi-Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that each Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Semi-Annual Shareholder Report

Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.
This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.
IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email CEinfo@federatedinvestors.com.
Semi-Annual Shareholder Report

Federated Enhanced Treasury Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 314162108

Q450548 (7/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a)	The Registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b)	Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable

(b) No change in any of the Portfolio Managers identified in Item 8(a)(1) in the Registrant’s most recent annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total number of common shares (or units) purchased	(b) Average price paid per common share (or unit)	(c) Total number of common shares (or units) purchased as part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of common shares (or units) that may yet be purchased under the plans or programs
Month #1 (December 1, 2014 – December 31, 2014)	-0-	NA	-0-	346,844
Month #2 (January 1, 2015- January 31, 2015)	4,705	$13.07	4,705	342,139
Month #3 (February 1, 2015-February 28, 2015)	7,000	$13.12	7,000	335,139
Month #4 (March 1, 2015- March 31, 2015)	5,000	$13.09	5,000	424,618
Month #5 (April 1, 2015- April 30, 2015)	-0-	N/A	-0-	424,618
Month #6 (May 1, 2015- May 31, 2015)	-0-	N/A	-0-	424,618
TOTAL	16,705	$13.10	16,705	424,618

NOTE:

In February 2014, the Trustees authorized the extension of the share repurchase program, which allowed the registrant to purchase up to 5% of its outstanding common shares over the 12-month period ending February 28, 2015 (based on shares outstanding as of December 31, 2013, or 433,975 shares). The extension began on March 1, 2014. Again in February 2015, the Trustees authorized the extension of the share repurchase program, which allows the registrant to purchase up to 5% of its outstanding common shares over the 12-month period ending February 29, 2016 (based on shares outstanding as of December 31, 2014, or 429,618 shares). The extension began on March 1, 2015.

Item 10. Submission of Matters to a Vote of Security Holders

No changes to report.

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

The following exhibits are filed with this report:

(a)(1) Code of Ethics - Not Applicable to this semi-annual report.

(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer.
(a)(3)	Not Applicable

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Enhanced Treasury Income Fund

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date July 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date July 23, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date July 23, 2015